UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2015
_______________________

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	0-22140	42-1406262
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2015, the Registrant issued a press release announcing certain preliminary financial results for the three months ended December 31, 2014, and discussing certain industry guidance issued by the Federal Deposit Insurance Corporation in the form of Frequently Asked Questions with respect to the categorization of deposit liabilities as "brokered" deposits. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibit, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed to be incorporated by reference in any filing under the Exchange Act and under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit shall be deemed to be “filed,” not “furnished,” for purposes of the Exchange Act.

Exhibit No.	Description of Exhibit

99.1	Registrant’s Press Release dated January 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer,
Treasurer and Secretary

Date: January 13, 2015